As filed with the Securities and Exchange Commission on September 18, 2007

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8‑K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 11, 2007

BANK OF AMERICA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-6523 (Commission File Number)	56-0906609 (IRS Employer Identification No.)

100 North Tryon Street
Charlotte, North Carolina 28255
(Address of principal executive offices)

(800) 299-2265
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.  OTHER ITEMS.

            (a)      On September 11, 2007, the Registrant entered into an underwriting agreement (the "First Floating Rate Reopening Underwriting Agreement") with various underwriters related to an increase of $100,000,000 in an outstanding series of the Registrant's $550,000,000 Floating Rate Senior Notes, due September 2012 (the "Floating Rate Notes").

            The terms of the offering of the Floating Rate Notes are described in the Registrant's Prospectus dated May 5, 2006, constituting a part of the Registration Statement (hereinafter described), as supplemented by a Global Prospectus Supplement dated September 11, 2007.  The First Floating Rate Reopening Underwriting Agreement is attached as Exhibit 1.1 hereto.

            The Floating Rate Notes were issued pursuant to the Registrant's Registration Statement on Form S-3, Registration No. 333-133852 (the "Registration Statement"), on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.  The Registration Statement registers the Registrant's unsecured debt securities (either senior or subordinated), warrants, units and shares of its preferred stock, including depositary shares, and common stock.

            (b)        On September 12, 2007, the Registrant entered into an underwriting agreement (the "Second Floating Rate Reopening Underwriting Agreement") with various underwriters related to an increase of an additional $125,000,000 in the outstanding series of the Floating Rate Notes.

            The terms of the offering of the Floating Rate Notes are described in the Registrant's Prospectus dated May 5, 2006, constituting a part of the Registration Statement, as supplemented by a Global Prospectus Supplement dated September 12, 2007.  The Second Floating Rate Reopening Underwriting Agreement is attached as Exhibit 1.2 hereto.

            The Floating Rate Notes were issued pursuant to the Registration Statement, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

            (c)        On September 13, 2007, the Registrant entered into an underwriting agreement (the "Fixed Rate Reopening Underwriting Agreement") related to an increase of $350,000,000 in an outstanding series of the Registrant's $650,000,000 5.375% Senior Notes, due September 2012 (the "Fixed Rate Notes.")

            The terms of the offering of the Fixed Rate Notes are described in the Registrant's Prospectus dated May 5, 2006, constituting a part of the Registration Statement, as supplemented by a Global Prospectus Supplement dated September 13, 2007.  The Fixed Rate Reopening Underwriting Agreement is attached as Exhibit 1.3 hereto.

            The Fixed Rate Notes were issued pursuant to the Registration Statement, on a delayed basis pursuant to Rule 415 under the Securities Act of 1933, as amended.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	First Floating Rate Reopening Underwriting Agreement, dated September 11, 2007, with respect to the offering of the Floating Rate Senior Notes, due September 2012
1.2	Second Floating Rate Reopening Underwriting Agreement, dated September 12, 2007 with respect to the offering of the Floating Rate Senior Notes, due September 2012
1.3	Fixed Rate Reopening Underwriting Agreement, dated September 13, 2007 with respect to the offering of the 5.355% Senior Notes, due September 2012
4.1	Form of the 5.375% Senior Notes, due September 2012 incorporated herein by reference to Exhibit 4.1 of the Registrant's Current Report on Form 8-K dated September 11, 2007
4.2	Form of the Floating Rate Senior Notes, due September 2012 incorporated herein by reference to Exhibit 4.2 of the Registrant's Current Report on Form 8-K dated September 11, 2007
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $100,000,000 Floating Rate Senior Notes, due September 2012
5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $125,000,000 Floating Rate Senior Notes, due September 2012
5.3	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $350,000,000 5.375% Senior Notes, due September 2012

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:       /s/ TERESA M. BRENNER
                                                                                    TERESA M. BRENNER
                                                                                    Associate General Counsel

Dated:  September 18, 2007

INDEX TO EXHIBITS

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
1.1	First Floating Rate Reopening Underwriting Agreement, dated September 11, 2007, with respect to the offering of the Floating Rate Senior Notes, due September 2012
1.2	Second Floating Rate Reopening Underwriting Agreement, dated September 12, 2007 with respect to the offering of the Floating Rate Senior Notes, due September 2012
1.3	Fixed Rate Reopening Underwriting Agreement, dated September 13, 2007 with respect to the offering of the 5.355% Senior Notes, due September 2012
4.1	Form of the 5.375% Senior Notes, due September 2012 incorporated herein by reference to Exhibit 4.1 of the Registrant's Current Report on Form 8-K dated September 11, 2007
4.2	Form of the Floating Rate Senior Notes, due September 2012 incorporated herein by reference to Exhibit 4.2 of the Registrant's Current Report on Form 8-K dated September 11, 2007
5.1	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $100,000,000 Floating Rate Senior Notes, due September 2012
5.2	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $125,000,000 Floating Rate Senior Notes, due September 2012
5.3	Opinion of Helms Mulliss & Wicker, PLLC, regarding the legality of the $350,000,000 5.375% Senior Notes, due September 2012